[Logo] M F S(SM)
INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)






                         MFS(R) INTERNATIONAL
                         GROWTH AND INCOME FUND
                         (formerly MFS(R)/Foreign & Colonial
                         International Growth and Income Fund)

                         ANNUAL REPORT o MAY 31, 1998











                    ----------------------------------------
                    Now two MFS(R) IRA choices (see page 32)
                    ----------------------------------------

--------------------------------------------------------------------------------

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS(R) INVESTMENT MANAGEMENT(SM)

---------------------------    On February 2, 1998, Keith Brodkin, a friend
                               and leader to everyone at MFS, died
[Photo of A. Keith Brodkin]    unexpectedly at age 62. His thoughtful
                               letters to shareholders on the markets and
---------------------------    economy have been an integral part of
   MFS shareholder reports like this one for many years.

   Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 30
Trustees and Officers ..................................................... 33

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED MAY 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 21.77%, CLASS B SHARES 21.26%, CLASS C SHARES 21.15%, AND CLASS I SHARES 22.08%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND HAS BENEFITED FROM ITS HEAVY WEIGHTING IN EUROPEAN STOCKS. EUROPE HAS BENEFITED FROM PEOPLE'S VIEWS OF IT AS A SAFE HAVEN FROM THE ASIA/PACIFIC AREA, INCLUDING JAPAN.

   o THE BETTER-PERFORMING EUROPEAN COUNTRIES INCLUDE SOME OF THE SMALLER ONES SUCH AS SWEDEN, THE NETHERLANDS, ITALY, AND PORTUGAL. INTERNATIONAL COMPANIES IN SWEDEN AND THE NETHERLANDS ARE DOING PARTICULARLY WELL.

   o IN SEPTEMBER 1997, THE FUND CHANGED ITS NAME FROM MFS(R)/FOREIGN & COLONIAL INTERNATIONAL GROWTH AND INCOME FUND TO MFS(R) INTERNATIONAL GROWTH AND INCOME FUND.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------

[Photo of Jeffrey L. Shames]

----------------------------
     Jeffrey L. Shames

Dear Shareholders:
With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    June 12, 1998

--------------------------------------------------------------------------------

   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

--------------------------------------------------------------------------------

MANAGEMENT REVIEW AND OUTLOOK

-------------------------------

[Photo of Frederick J. Simmons]

-------------------------------
     Frederick J. Simmons

For the 12 months ended May 31, 1998, Class A shares of the Fund provided a total return of 21.77%, Class B shares 21.26%, Class C shares 21.15%, and Class I shares 22.08%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges, and they compare to returns of 15.24% for the Lipper International Funds Index (an unmanaged index of funds with similar investment objectives) and 9.37% for a blend (70% and 30%, respectively) of the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
(EAFE) Index and the J.P. Morgan Global Bond Index (the Morgan Index). The MSCI EAFE Index is an unmanaged market-capitalization-weighted total return index of developed- country global stock markets, excluding the United States, Canada, and the South African mining component, while the Morgan Index is an unmanaged index of bonds issued by 13 countries, excluding the United States, with remaining maturities of at least one year.

Q. COULD YOU TALK ABOUT SOME THINGS THAT HAVE CONTRIBUTED TO THE FUND'S PERFORMANCE THIS YEAR?

A. One thing that has helped is our very heavy weighting in European stocks. Europe has benefited from people's views of it as a safe haven from the Asia/Pacific area. Also, Europe looks relatively good due to strong earnings growth in several countries there. The Fund also benefited from its light weighting in the Far East, especially in Japan, and minimal exposure to emerging markets. (Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments.)

Q. SO COUNTRIES AND COMPANIES IN EUROPE ARE SIMPLY PERFORMING WELL, REGARDLESS OF WHAT'S HAPPENING IN ASIA.

A. That's right. The better-performing countries include some of the smaller ones such as Sweden, the Netherlands, Italy, and Portugal. International companies in Sweden and the Netherlands are doing particularly well. Good individual company performance has come from Pinault Printemps, a French department store chain; Compass Group PLC, a British food caterer; Henkel KGAA, a German consumer products company; British Aerospace PLC; Skandia Forsakring, a Swedish insurance company; Banco Totta & Acores, a Portuguese bank; INA, an Italian insurance company; and Television Francaise, a French television company.

Q. ANY POSITIONS THAT HAVE NOT DONE SO WELL?

A. Wharf Holdings and Wing Hang Bank in Hong Kong have both hurt performance, as has Korea Electric Power. Basically, the good companies are all in Europe, and the bad ones are all in Asia.

Q. YOU'VE TALKED ABOUT COUNTRIES AND COMPANIES THAT HAVE HELPED THE FUND. WHAT OTHER CHARACTERISTICS DO YOU LOOK FOR?

A. The companies that we invest in tend to have steady earnings. This applies to consumer staples, financial services, telecommunications, and energy companies. The only sector with a heavy weighting that doesn't fit this pattern is technology. Even there, the technology companies in the Fund tend to be cellular equipment manufacturers such as Ericsson, as opposed to the more volatile semiconductors. In fact, we don't own any semiconductor stocks because they are so volatile.

Q. THE FUND IS CONCENTRATED IN EUROPE, YET THE THIRD-LARGEST HOLDING IS CANADIAN NATIONAL RAILWAY. WHY IS THAT ATTRACTIVE?

A. That's just a wonderful success story of a company that's been freed up from government constraints and allowed to do business as well as it can. As a result, its earnings have been excellent, surpassing everyone's expectations.

Q. YOU'VE MADE SOME SIGNIFICANT CHANGES IN THE PORTFOLIO THIS YEAR. COULD YOU TALK ABOUT SOME OF THEM?

A. When we took over management of this Fund last September, we sold about 80% of the stock holdings and replaced them with stocks that were in other, somewhat similar MFS funds. So the Fund went through an inordinate transformation. Since then, the changes have been quite minimal, which is characteristic of the way we manage funds; that is, turnover tends to be relatively modest. Also, the Fund had been much more heavily involved in Asia, including Japan, than it is now.

Q. COULD YOU TALK ABOUT THE FUND'S INVESTMENT STRATEGY?

A. We manage the Fund on a bottom-up basis; that is, we approach each stock as a potential purchase candidate, as opposed to a top-down approach that develops an overview of broad economies and markets, then picks stocks based on that overview. Although both approaches use a little of each method, we feel the difference in emphasis is important, and we believe in the long-term benefits of our bottom-up approach.

Q. WHAT WOULD YOU SAY IS THE BIGGEST RISK TO THE MARKETS AND THE FUND IN COMING MONTHS?

A. The biggest risk would be from people deciding that the European markets have gone up about as far as they can for the time being and that they're too expensive.

Q. DO YOU THINK THAT'S A REALISTIC CONCERN?

A. Well, the earnings have to come through in a strong fashion, or else that could be a problem. But Europe and the United States still appear to be the most attractive places to be invested right now, and for more than just earnings reasons. The companies and the overall investment environments are much more stable in Europe and the United States than in Asia, for example.

Q. LOOKING AHEAD, WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU EXPECT, AND HOW MIGHT THIS AFFECT SOME OF YOUR INVESTMENT DECISIONS FOR THE FUND?

A. We think the companies in the Fund are going to benefit from low inflation and low interest rates, although it is possible we'll have some minor increases in interest rates in these economies, particularly if the United States gets much stronger. But we think any increase in interest rates will be modest and won't bring on too much of a slowdown, if any.

Q. DO YOU THINK THAT AS EUROPE MOVES CLOSER TO AND BEYOND ECONOMIC UNION, THE BENEFITS KEEP INCREASING?

A. In some individual cases, it may be disruptive, but it's still a monumental achievement. At first, the lack of familiarity with new rules and regulations will inhibit companies, but after a while that shouldn't be a problem, and we think the benefits for European economies and companies will be profound.

/s/ Frederick J. Simmons

    Frederick J. Simmons
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   FREDERICK J. SIMMONS IS A SENIOR VICE PRESIDENT OF MFS(R) INVESTMENT MANAGEMENT(SM) AND PORTFOLIO MANAGER OF MFS(R) WORLD TOTAL RETURN FUND, MFS(R) INTERNATIONAL GROWTH AND INCOME FUND, MFS(R) MERIDIAN(SM) WORLD TOTAL RETURN FUND, AND THE WORLD TOTAL RETURN SERIES AND INTERNATIONAL GROWTH AND INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE ALSO MANAGES THE NOMURA GLOBAL BALANCED OPEN FUND AND THE NOMURA GN GLOBAL TOTAL RETURN FUND UNDER SUBADVISORY AGREEMENTS WITH NOMURA ASSET MANAGEMENT CO. OF JAPAN.

   MR. SIMMONS JOINED MFS IN 1971 AS AN INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1974, VICE PRESIDENT -- INVESTMENTS IN 1975, AND SENIOR VICE PRESIDENT IN 1983. HE WAS NAMED PORTFOLIO MANAGER OF MFS(R) WORLD TOTAL RETURN FUND IN 1991. PREVIOUSLY, HE WAS PORTFOLIO MANAGER OF MFS(R) RESEARCH FUND AND OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND.

   MR. SIMMONS GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST, A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

   NOTE: THE FUND CHANGED ITS NAME FROM MFS/FOREIGN & COLONIAL
         INTERNATIONAL GROWTH AND INCOME FUND TO MFS INTERNATIONAL GROWTH AND INCOME FUND AS OF SEPTEMBER 8, 1997.

  OBJECTIVE:              THE FUND SEEKS BOTH CAPITAL APPRECIATION AND CURRENT
                          INCOME BY INVESTING PRIMARILY IN EQUITY SECURITIES OF
                          ISSUERS WHOSE PRINCIPAL ACTIVITIES ARE OUTSIDE THE
                          UNITED STATES.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  OCTOBER 24, 1995

  CLASS INCEPTION:        CLASS A  OCTOBER 24, 1995
                          CLASS B  OCTOBER 24, 1995
                          CLASS C  JULY 1, 1996
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $34.9 MILLION NET ASSETS AS OF MAY 31, 1998

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS International Growth and Income Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from November 1, 1995, through May 31, 1998)

     MFS International    Lipper       70% MSCI EAFE Index\   Consumer
         Growth and   International      30% J.P. Morgan       Price
        Income Fund       Fund             Global Bond         Index
          Class A         Index               Index            -- U.S.
----------------------------------------------------------------------
11/95    $ 9,530        $10,100             $10,220           $10,000
 5/96     10,160         11,200              10,790            10,180
 5/97     10,460         12,940              11,470            10,420
 5/98     12,731         14,908              12,545            10,592

AVERAGE ANNUAL TOTAL RETURNS THROUGH MAY 31, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                         1 Year  10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return                             +21.77%         +11.80%
-------------------------------------------------------------------------------
SEC Results                                             +15.98%         + 9.73%
-------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                         1 Year  10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return                             +21.26%         +11.25%
-------------------------------------------------------------------------------
SEC Results                                             +17.26%         +10.28%
-------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                         1 Year  10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return                             +21.15%         +11.49%
-------------------------------------------------------------------------------
SEC Results                                             +20.15%         +11.49%
-------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                         1 Year  10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return                             +22.08%         +12.10%
-------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                         1 Year  10 Years/Life*
-------------------------------------------------------------------------------
Lipper International Fund Index**                       +15.24%         +16.72%
-------------------------------------------------------------------------------
70% MSCI EAFE Index/30% J.P. Morgan Global
  Bond Index**                                          + 9.37%         + 9.17%
-------------------------------------------------------------------------------
Consumer Price Index+                                   + 1.70%         + 2.37%
-------------------------------------------------------------------------------
 * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1998.
** Source: Lipper Analytical Services, Inc.
 + Source: CDA/Wiesenberger. The Consumer Price Index is published by the U.S.
   Bureau of Labor Statistics and measures the cost of living (inflation).

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of C. Operating expenses of C are not significantly different than those of B. The B performance included in the C SEC performance has been adusted to reflect the CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1998

FIVE LARGEST STOCK SECTORS

CONSUMER STAPLES                                                         13.0%
------------------------------------------------------------------------------
FINANCIAL SERVICES                                                       11.4%
------------------------------------------------------------------------------
UTILITIES & COMMUNICATIONS                                               10.6%
------------------------------------------------------------------------------
TECHNOLOGY                                                                9.7%
------------------------------------------------------------------------------
ENERGY                                                                    9.0%
------------------------------------------------------------------------------

For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 STOCK HOLDINGS

PINAULT PRINTEMPS REDOUTE S.A.  3.4%       BRITISH PETROLEUM PLC  2.6%
French department store chain              Oil exploration and production
                                           company
COMPASS GROUP PLC  3.3%
British commercial food catering           BRITISH AEROSPACE PLC  2.5%
company                                    British defense and aircraft company

CANADIAN NATIONAL RAILWAY CO.  2.9%        SKANDIA FORSAKRING  2.5%
Railway/transportation company             Swedish insurance company

HENKEL KGAA  2.7%                          ROYAL DUTCH PETROLEUM CO.  2.0%
German consumer products company           Oil exploration and production
                                           company
IBERDROLA S.A.  2.7%
Spanish electric utility                   CANON, INC.  2.0%
                                           Japanese office equipment and
                                           imaging company

PORTFOLIO OF INVESTMENTS -- May 31, 1998

Stocks - 95.6%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                           SHARES            VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 92.9%
  Australia - 2.0%
    QBE Insurance Group Ltd. (Insurance)                                        102,331      $   419,320
    Seven Network Ltd. (Entertainment)                                           84,326          287,511
                                                                                             -----------
                                                                                             $   706,831
--------------------------------------------------------------------------------------------------------
  Austria - 0.5%
    Austria Tabak AG (Tobacco)                                                    2,953      $   185,723
--------------------------------------------------------------------------------------------------------
  Brazil - 0.3%
    Companhia Paranaense de Energia, ADR (Utilities - Electric)                  12,427      $   123,493
--------------------------------------------------------------------------------------------------------
  Canada - 2.8%
    Canadian National Railway Co. (Railroads)                                    16,564      $   979,346
--------------------------------------------------------------------------------------------------------
  Chile - 0.5%
    Enersis S.A., ADR (Utilities - Electric)                                      6,967      $   176,788
--------------------------------------------------------------------------------------------------------
  Finland - 0.7%
    Huhtamaki Oy Group (Conglomerate)                                             4,643      $   255,924
    Sponda Oyj (Real Estate)*                                                     1,100            7,097
                                                                                             -----------
                                                                                             $   263,021
--------------------------------------------------------------------------------------------------------
  France - 10.8%
    Elf Aquitaine S.A. (Oils)                                                     2,214      $   307,433
    Pinault Printemps Redoute S.A. (Retail)                                       1,371        1,128,277
    Sanofi S.A. (Medical and Health Products)                                     3,377          395,568
    Television Francaise (Broadcasting)                                           4,220          595,151
    Thomson CSF (Aerospace and Defense)                                           3,800          153,664
    Total S.A., ADR (Oils)                                                       10,546          657,148
    Union des Assurances Federales S.A. (Insurance)                               3,587          518,465
                                                                                             -----------
                                                                                             $ 3,755,706
--------------------------------------------------------------------------------------------------------
  Germany - 8.3%
    Adidas-Salomon AG (Apparel and Textiles)                                      2,321      $   409,542
    Henkel KGAA (Consumer Products)                                              10,128          907,730
    Mannesmann AG (Machinery and Telecommunications)                                527          515,133
    Prosieben Media AG (Broadcasting)*                                            4,536          226,140
    Volkswagen AG (Automotive)                                                      522          423,109
    Wella AG (Cosmetics)                                                            422          405,169
                                                                                             -----------
                                                                                             $ 2,886,823
--------------------------------------------------------------------------------------------------------
  Greece - 1.0%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                       12,121      $   355,682
--------------------------------------------------------------------------------------------------------
  Hong Kong - 1.0%
  Hong Kong Electric Holdings Ltd. (Utilities - Electric)                        68,500      $   201,120
  Wharf Holdings Ltd. (Real Estate)                                              32,000           40,885
  Wing Hang Bank Ltd. (Banks and Credit Cos.)                                    48,500           91,385
                                                                                             -----------
                                                                                             $   333,390
--------------------------------------------------------------------------------------------------------
  Italy - 5.5%
    Eni S.p.A, ADR (Oils)                                                         4,536      $   320,355
    Instituto Nazionale delle Assicurazioni (Insurance)                         172,719          537,355
    Telecom Italia S.p.A. (Telecommunications)*                                  92,880          500,342
    Telecom Italia S.p.A., Saving Shares (Telecommunications)                   159,335          577,655
                                                                                             -----------
                                                                                             $ 1,935,707
--------------------------------------------------------------------------------------------------------
  Japan - 10.0%
    Canon, Inc. (Office Equipment)                                               28,000      $   666,426
    Eisai Co. Ltd. (Pharmaceuticals)                                             10,000          132,564
    Kirin Beverage Corp. (Beverages)                                             29,000          543,815
    Osaka Sanso Kogyo Ltd. (Chemicals)                                           30,000           59,719
    Rohm Co. (Electronics)                                                        4,000          415,435
    Sony Corp. (Electronics)                                                      7,400          624,450
    Takeda Chemical Industries (Pharmaceuticals)                                 23,000          593,869
    Terumo Corp. (Medical Equipment)                                             14,000          211,540
    Tokyo Broadcasting System, Inc. (Broadcasting)                                7,000           86,989
    Ushio, Inc. (Electronics)                                                    18,000          150,595
                                                                                             -----------
                                                                                             $ 3,485,402
--------------------------------------------------------------------------------------------------------
  Netherlands - 11.4%
    Akzo Nobel N.V. (Chemicals)                                                   2,742      $   572,630
    Benckiser N.V. (Consumer Goods and Services)*                                 6,332          359,383
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*                       8,125          413,902
    IHC Caland N.V. (Marine Equipment)*                                          10,022          561,842
    Koninklijke Ahold N.V., ADR (Food/Retail)                                    14,240          452,120
    Koninklijke Ahrend N.V. (Consumer Goods and Services)*                        5,480          175,939
    Philips Electronics N.V. (Electronics)                                        4,303          408,679
    Royal Dutch Petroleum Co., ADR (Oils)                                        12,027          674,264
    Wolters Kluwer N.V. (Publishing)*                                             2,637          370,236
                                                                                             -----------
                                                                                             $ 3,988,995
--------------------------------------------------------------------------------------------------------
  New Zealand - 0.1%
    Telecom Corp. of New Zealand (Telecommunications)*                           13,760      $    36,145
--------------------------------------------------------------------------------------------------------
  Peru - 0.6%
    Telefonica del Peru S.A., ADR (Telecommunications)                            8,977      $   194,128
--------------------------------------------------------------------------------------------------------
  Portugal - 0.9%
    Banco Totta & Acores S.A. (Banks and Credit Cos.)                             8,859      $   327,967
--------------------------------------------------------------------------------------------------------
  Singapore - 0.5%
    Singapore Press Holdings Ltd. (Publishing)                                   19,864      $   162,615
--------------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Korea Electric Power Corp. (Utilities - Electric)                             5,470      $    54,856
--------------------------------------------------------------------------------------------------------
  Spain - 4.7%
    Acerinox S.A. (Iron and Steel)                                                1,900      $   282,880
    Iberdrola S.A. (Utilities - Electric)                                        54,324          896,672
    Telefonica S.A. (Utilities - Telephone)                                      10,022          447,966
                                                                                             -----------
                                                                                             $ 1,627,518
--------------------------------------------------------------------------------------------------------
  Sweden - 6.8%
    Astra AB (Pharmaceuticals)                                                   29,751      $   578,703
    Securitas AB (Security Services)                                              5,480          209,344
    Skandia Forsakring (Insurance)                                               56,430          824,137
    Telefonaktiebolaget LM Ericsson, ADR (Telecommunications Equipment)          20,050          558,894
    Volvo AB, "B" (Automotive)                                                    6,637          212,062
                                                                                             -----------
                                                                                             $ 2,383,140
--------------------------------------------------------------------------------------------------------
  Switzerland - 2.9%
    Ciba Specialty Chemicals AG (Chemicals)                                       2,923      $   416,107
    Clariant AG (Chemicals)*                                                        106          138,311
    Nestle AG, Registered Shares (Food and Beverage Products)                       211          451,695
                                                                                             -----------
                                                                                             $ 1,006,113
--------------------------------------------------------------------------------------------------------
  United Kingdom - 21.4%
    Aegis Group PLC (Advertising)                                                 6,837      $    10,995
    ASDA Group PLC (Supermarkets)                                               106,470          316,377
    Avis Europe PLC (Auto Rental)##                                             125,939          583,963
    Bank of Scotland (Banks and Credit Cos.)*                                    36,839          426,142
    BAT Industries PLC (Tobacco)                                                 19,183          172,731
    Booker PLC (Food - Wholesale)                                                38,086          182,196
    British Aerospace PLC (Aerospace and Defense)*                               93,241          826,634
    British Petroleum PLC, ADR (Oils)                                             9,917          878,894
    Compass Group PLC (Food - Catering)##                                        53,784        1,097,665
    Diageo PLC (Food and Beverage Products)                                      37,955          429,137
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                                21,760          316,018
    Lucas Varity PLC (Automotive)                                               110,487          487,059
    PowerGen PLC (Utilities - Electric)*                                         44,500          562,351
    Thomson Travel Group PLC (Travel Services)*                                  35,850          105,358
    Tomkins PLC (Diversified Operations)                                        113,701          656,237
    Williams PLC (Diversified Operations)                                        57,836          415,487
                                                                                             -----------
                                                                                             $ 7,467,244
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $32,436,633
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 2.7%
    McDonalds Corp. (Food and Beverage Products)                                  5,909      $   387,778
    Rite Aid Corp. (Medical and Health Products)                                  5,381          192,707
    Transamerica Corp. (Insurance)                                                2,955          339,825
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $   920,310
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $27,668,674)                                                  $33,356,943
--------------------------------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------------------------------
    Vivendi (Utilities - Water) (France)* (Identified Cost, $0)                   1,150      $     1,999
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.9%
--------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                           (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage, due 6/01/98,
      at Amortized Cost and Value                                               $ 1,355      $ 1,355,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $29,023,674)                                             $34,713,942
Other Assets, Less Liabilities - 0.5%                                                            190,144
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $34,904,086
--------------------------------------------------------------------------------------------------------
 *Non-income producing security.
## SEC Rule 144A restriction.

CAD = Canadian Dollars.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
MAY 31, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $29,023,674)              $34,713,942
  Foreign currency, at value (identified cost, $48,705)                  48,255
  Cash                                                                   11,531
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                        4,680
  Receivable for Fund shares sold                                       223,480
  Receivable for investments sold                                        76,415
  Interest and dividends receivable                                     105,514
  Other assets                                                              617
  Deferred organization expenses                                         13,187
                                                                    -----------
      Total assets                                                  $35,197,621
                                                                    -----------
Liabilities:
  Payable for Fund shares reacquired                                     42,723
  Payable for investments purchased                                     158,480
  Net payable for forward foreign currency exchange
    contracts purchased                                                   4,477
  Payable to affiliates -
    Management fee                                                        2,779
    Shareholder servicing agent fee                                         321
    Distribution fee                                                     17,279
    Administrative fee                                                       50
  Accrued expenses and other liabilities                                 67,426
                                                                    -----------
      Total liabilities                                              $  293,535
                                                                    -----------
Net assets                                                          $34,904,086
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $28,555,464
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      5,688,110
  Accumulated net realized gain on investments and foreign
    currency transactions                                               676,154
  Accumulated net investment loss                                       (15,642)
                                                                    -----------
      Total                                                         $34,904,086
                                                                    ===========
Shares of beneficial interest outstanding                            1,839,122
                                                                     =========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $15,086,745 / 793,486 shares of
     beneficial interest outstanding)                                 $19.01
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $19.96
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $18,986,989 / 1,001,476 shares of
     beneficial interest outstanding)                                 $18.96
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $823,922 / 43,821 shares of beneficial
     interest outstanding)                                            $18.80
                                                                      ======
Class I shares:
  Net asset value and offering price per share
    (net assets of $6,430 / 339.3 shares of beneficial
     interest outstanding)                                            $18.95
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED MAY 31, 1998
------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                         $  113,839
    Dividends                                                           541,479
    Foreign taxes withheld                                              (64,733)
                                                                     ----------
      Total investment income                                        $  590,585
                                                                     ----------
  Expenses -
    Management fee                                                   $  300,817
    Trustees' compensation                                                6,596
    Shareholder servicing agent fee                                      37,796
    Distribution and service fee (Class A)                               67,779
    Distribution and service fee (Class B)                              169,076
    Distribution and service fee (Class C)                                3,880
    Administrative fee                                                    4,379
    Custodian fee                                                        31,912
    Printing                                                             42,904
    Registration fees                                                    42,501
    Auditing fees                                                        21,269
    Postage                                                              10,655
    Legal fees                                                            2,298
    Amortization of organization expenses                                 5,198
    Miscellaneous                                                        21,087
                                                                     ----------
      Total expenses                                                 $  768,147
    Fees paid indirectly                                                 (3,717)
                                                                     ----------
      Net expenses                                                   $  764,430
                                                                     ----------
        Net investment loss                                          $ (173,845)
                                                                     ----------
Realized and unrealized gain on investments:
  Realized gain  (identified cost basis) -
    Investment transactions                                          $2,994,509
    Written option transactions                                           2,242
    Foreign currency transactions                                       560,083
                                                                     ----------
      Net realized gain on investments and foreign currency
        transactions                                                 $3,556,834
                                                                     ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $3,029,247
    Written options                                                       9,695
    Translation of assets and liabilities in foreign
      currencies                                                       (467,690)
                                                                     ----------
      Net unrealized gain on investments and foreign currency
        translation                                                  $2,571,252
                                                                     ----------
        Net realized and unrealized gain on investments and
          foreign currency                                           $6,128,086
                                                                     ----------
          Increase in net assets from operations                     $5,954,241
                                                                     ==========
See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                        1998                        1997
----------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income (loss)                                     $  (173,845)                $   123,779
  Net realized gain (loss) on investments and foreign
    currency transactions                                            3,556,834                  (1,677,592)
  Net unrealized gain on investments and foreign currency
    translation                                                      2,571,252                   2,306,629
                                                                   -----------                 -----------
    Increase in net assets from operations                         $ 5,954,241                 $   752,816
                                                                   -----------                 -----------
Distributions declared to shareholders -
  From net investment income (Class A)                             $    --                     $   (68,626)
  From net investment income (Class C)                                  --                            (575)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                            (450,497)                    (35,996)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                            (568,428)                    (39,731)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                             (11,433)                       (193)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                 (67)                     --
  In excess of net investment income (Class A)                         (94,237)                     --
  In excess of net investment income (Class B)                         (45,813)                     --
  In excess of net investment income (Class C)                          (1,657)                     --
  In excess of net investment income (Class I)                             (24)                     --
                                                                   -----------                 -----------
      Total distributions declared to shareholders                 $(1,172,156)                $  (145,121)
                                                                   -----------                 -----------
Fund share (principal) transactions -
      Net increase in net assets from Fund share transactions      $   711,945                 $ 3,211,488
                                                                   -----------                 -----------
        Total increase in net assets                               $ 5,494,030                 $ 3,819,183
Net assets:
  At beginning of year                                              29,410,056                  25,590,873
                                                                   -----------                 -----------

At end of year (including accumulated net investment loss of
  $15,642 and $367,494, respectively)                              $34,904,086                 $29,410,056
                                                                   ===========                 ===========

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                      1998              1997             1996*
----------------------------------------------------------------------------------------------------------------
                                                                     CLASS A
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $16.32            $15.98            $15.00
                                                                      ------            ------            ------
Income from investment operations# -
  Net investment income (loss)                                        $(0.05)           $ 0.11            $ 0.11
  Net realized and unrealized gain on investments and foreign
    currency transactions                                               3.45              0.35              0.90
                                                                      ------            ------            ------
      Total from investment operations                                $ 3.40            $ 0.46            $ 1.01
                                                                      ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                          $ --              $(0.08)           $(0.03)
  From net realized gain on investments and foreign currency
    transactions                                                       (0.59)            (0.04)             --
  In excess of net investment income                                   (0.12)             --                --
                                                                      ------            ------            ------
      Total distributions declared to shareholders                    $(0.71)           $(0.12)           $(0.03)
                                                                      ------            ------            ------
Net asset value - end of period                                       $19.01            $16.32            $15.98
                                                                      ======            ======            ======
Total return(+)                                                       21.77%             2.88%             6.71%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           2.22%             2.39%             2.52%+
  Net investment income                                              (0.28)%             0.72%             1.04%+
Portfolio turnover                                                      158%               89%               29%
Net assets at end of period (000 omitted)                            $15,087           $13,425           $11,950

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through
    May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                      1998              1997             1996*
----------------------------------------------------------------------------------------------------------------
                                                                     CLASS B
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $16.27            $15.94            $15.00
                                                                      ------            ------            ------
Income from investment operations# -
  Net investment income (loss)                                        $(0.14)           $ 0.03            $ 0.05
  Net realized and unrealized gain on investments and foreign
    currency transactions                                               3.47              0.34              0.90
                                                                      ------            ------            ------
      Total from investment operations                                $ 3.33            $ 0.37            $ 0.95
                                                                      ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                          $  --             $  --             $(0.01)
  From net realized gain on investments and foreign currency
    transactions                                                       (0.59)            (0.04)              --
  In excess of net investment income                                   (0.05)              --                --
                                                                      ------            ------            ------
      Total distributions declared to shareholders                    $(0.64)           $(0.04)           $(0.01)
                                                                      ------            ------            ------
Net asset value - end of period                                       $18.96            $16.27            $15.94
                                                                      ======            ======            ======
Total return                                                          21.26%             2.33%             6.37%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           2.72%             2.94%             3.11%+
  Net investment income                                              (0.79)%             0.18%             0.49%+
Portfolio turnover                                                      158%               89%               29%
Net assets at end of period (000 omitted)                            $18,987           $15,749           $13,641

 * For the period from the commencement of the Fund's investment operations, October 24, 1995, through
   May 31, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                              1998            1997**
------------------------------------------------------------------------------------------------------
                                                                             CLASS C
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                         $16.19            $16.02
                                                                              ------            ------
Income from investment operations# -
  Net investment income (loss)                                                $(0.10)           $ 0.12
  Net realized and unrealized gain on investments and foreign currency
    transactions                                                                3.39              0.21
                                                                              ------            ------
      Total from investment operations                                        $ 3.29            $ 0.33
                                                                              ------            ------
Less distributions declared to shareholders -
  From net investment income                                                  $  --             $(0.12)
  From net realized gain on investments and foreign currency
    transactions                                                               (0.59)            (0.04)
  In excess of net investment income                                           (0.09)              --
                                                                              ------            ------
      Total distributions declared to shareholders                            $(0.68)           $(0.16)
                                                                              ------            ------
Net asset value - end of period                                               $18.80            $16.19
                                                                              ======            ======
Total return                                                                  21.15%             2.09%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                   2.71%             2.64%+
  Net investment income                                                      (0.61)%             0.80%+
Portfolio turnover                                                              158%               89%
Net assets at end of period (000 omitted)                                     $  824            $  235

** For the period from the inception of Class C, July 1, 1996, through May 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                             1998            1997***
------------------------------------------------------------------------------------------------------
                                                                            CLASS I
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                        $16.32             $15.71
                                                                             ------             ------
Income from investment operations# -
  Net investment income                                                      $ 0.06             $ 0.16
  Net realized and unrealized gain on investments and foreign currency
    transactions                                                               3.37               0.45
                                                                             ------             ------
      Total from investment operations                                       $ 3.43             $ 0.61
                                                                             ------             ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                             $(0.59)            $  --
  In excess of net investment income                                          (0.21)               --
                                                                             ------             ------
    Total distributions declared to shareholders                             $(0.80)            $  --
                                                                             ------             ------
Net asset value - end of period                                              $18.95             $16.32
                                                                             ======             ======
Total return                                                                 22.08%              3.88%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                  1.64%              1.89%+
  Net investment income                                                       0.33%              2.33%+
Portfolio turnover                                                             158%                89%
Net assets at end of period (000 omitted)                                    $    6             $  --

*** For the period from the inception of Class I, January 2, 1997, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS International Growth and Income Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended May 31, 1998, $667,428 was reclassified from accumulated net realized gain on investments to accumulated net investment loss due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of .975% of average daily net assets up to $500 million in net assets, after which the rate is reduced to 0.925%.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $1,233 for the year ended May 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $8,421 for the year ended May 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,886 for the year ended May 31, 1998. Fees incurred under the distribution plan during the year ended May 31, 1998, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,829 and $51 for Class B and Class C shares, respectively, for the year ended May 31, 1998. Fees incurred under the distribution plan during the year ended May 31, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended May 31, 1998, were $59, $53,488, and $229 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations aggregated $46,366,658 and $46,682,275, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $29,027,193
                                                                  -----------
Gross unrealized appreciation                                     $ 6,782,484
Gross unrealized depreciation                                      (1,095,735)
                                                                  -----------
    Net unrealized appreciation                                   $ 5,686,749
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                               YEAR ENDED MAY 31, 1998                   YEAR ENDED MAY 31, 1997
                                            --------------------------                --------------------------
                                              SHARES            AMOUNT                  SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                  464,915       $ 8,316,277                 365,309       $ 5,792,690
Shares issued to shareholders in
  reinvestment of distributions               31,181           488,613                   5,771            90,897
Shares reacquired                           (525,443)       (9,254,269)               (296,169)       (4,680,979)
                                            --------       -----------                --------       -----------
    Net increase (decrease)                  (29,347)      $  (449,379)                 74,911       $ 1,202,608
                                            ========       ===========                ========       ===========

Class B Shares
                                               YEAR ENDED MAY 31, 1998                   YEAR ENDED MAY 31, 1997
                                            --------------------------                --------------------------
                                              SHARES            AMOUNT                  SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                  382,384       $ 6,745,390                 462,559       $ 7,367,431
Shares issued to shareholders in
  reinvestment of distributions               33,907           530,985                   2,318            36,552
Shares reacquired                           (382,617)       (6,634,549)               (352,648)       (5,601,722)
                                            --------       -----------                --------       -----------
    Net increase                              33,674       $   641,826                 112,229       $ 1,802,261
                                            ========       ===========                ========       ===========

Class C Shares
                                               YEAR ENDED MAY 31, 1998                PERIOD ENDED MAY 31, 1997*
                                            --------------------------                --------------------------
                                              SHARES            AMOUNT                  SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                   58,848       $ 1,059,923                  89,056       $ 1,379,569
Shares issued to shareholders in
  reinvestment of distributions                  789            12,254                      39               605
Shares reacquired                            (30,361)         (558,286)                (74,550)       (1,173,998)
                                            --------       -----------                --------       -----------
    Net increase                              29,276       $   513,891                  14,545       $   206,176
                                            ========       ===========                ========       ===========

Class I Shares
                                               YEAR ENDED MAY 31, 1998               PERIOD ENDED MAY 31, 1997**
                                            --------------------------                --------------------------
                                              SHARES            AMOUNT                  SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                      358       $     6,503                      29       $       443
Shares issued to shareholders in
  reinvestment of distributions                    5                88                    --              --
Shares reacquired                                (53)             (984)                   --              --
                                            --------       -----------                --------       -----------
    Net increase                                 310       $     5,607                      29       $       443
                                            ========       ===========                ========       ===========

 * For the period from the inception of Class C, July 1, 1996, through May 31, 1997.
** For the period from the inception of Class I, January 2, 1997 through May 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended May 31, 1998, was $175.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                              1998 WRITTEN PUTS
                                   -------------------------------------------
                                   PRINCIPAL AMOUNTS
                                        OF CONTRACTS
                                       (000 OMITTED)                PREMIUMS
------------------------------------------------------------------------------
Outstanding, beginning of period -
  British Pounds                                 371                 $ 2,800
  Japanese Yen                                77,000                   3,789
Options written                                 --                      --
Options terminated in closing
transactions -
  British Pounds                                (371)                 (2,800)
  Japanese Yen                               (77,000)                 (3,789)
Options exercised                               --                      --
Options expired                                 --                      --
                                                                     -------
Outstanding, end of period                                           $  --
                                                                     =======

At May 31, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                       CONTRACTS TO                          CONTRACTS          UNREALIZED
              SETTLEMENT DATE       DELIVER/RECEIVE   IN EXCHANGE FOR         AT VALUE        DEPRECIATION
----------------------------------------------------------------------------------------------------------
Purchases             9/25/98      CAD  433,166              $302,612         $298,135            $(4,477)

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $570 with Bankers Trust and a net receivable of $4,960 with Merrill Lynch and $290 with Swiss Bank at May 31, 1998.

At May 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of
MFS International Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS International Growth & Income Fund, including the schedule of portfolio investments as of May 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth & Income Fund at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996, in conformity with generally accepted accounting principles.

                                         /s/ Ernst & Young LLP
Boston, Massachusetts
July 7, 1998

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   FOR THE YEAR ENDED MAY 31, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDEND RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 0.47%.

   THE FUND HAS DESIGNATED $972,595 AS A LONG-TERM CAPITAL GAIN.

   FOR THE YEAR ENDED MAY 31, 1998, INTEREST AND DIVIDENDS FROM FOREIGN COUNTRIES WERE $508,510, AND TAXES PAID TO FOREIGN COUNTRIES WERE $63,256.

--------------------------------------------------------------------------------

MFS(R) International Growth and Income Fund

Trustees                                              Custodian
Richard B. Bailey* - Private Investor;                State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                             Auditors
                                                      Ernst & Young LLP
Peter G. Harwood - Private Investor
                                                      Investor Information
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified             For MFS stock and bond market outlooks, call
services company)                                     toll free: 1-800-637-4458 anytime from a
                                                      touch-tone telephone.
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                  For information on MFS mutual funds, call your
                                                      financial adviser or, for an information kit,
William J. Poorvu - Adjunct Professor, Harvard        call toll free: 1-800-637-2929 any business
University Graduate School of Business                day from 9 a.m. to 5 p.m. Eastern time (or
Administration                                        leave a message anytime).

Charles W.Schmidt - Private Investor                  Investor Service
                                                      MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive                   P.O. Box 2281
Vice President, Director, and Secretary,              Boston, MA 02107-9906
MFS Investment Management
                                                      For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief                  1-800-225-2606 any business day from
Executive Officer, and Director,                      8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                                      For service to speech- or hearing-impaired,
Elaine R. Smith - Independent Consultant              call toll free: 1-800-637-6576 any business
                                                      day from 9 a.m. to 5 p.m. Eastern time. (To
David B. Stone - Chairman and Director,               use this service, your phone must be equipped
North American Management Corp.                       with a Telecommunications Device for the
(investment advisers)                                 Deaf.)

Investment Adviser                                    For share prices, account balances, and
Massachusetts Financial Services Company              exchanges, call toll free: 1-800-MFS-TALK
500 Boylston Street                                   (1-800-637-8255) anytime from a touch-tone
Boston, MA 02116-3741                                 telephone.

Distributor                                           World Wide Web
MFS Fund Distributors, Inc.                           www.mfs.com
500 Boylston Street
Boston, MA 02116-3741
                                                                        For the fourth year in a row,
Portfolio Manager                                                       MFS earned a #1 ranking in the
Frederick J. Simmons*                                 [Dalbar Logo]     DALBAR, Inc. Broker/Dealer
                                                                        Survey, Main Office Operations
Treasurer                                                               Service Quality Category. The
W. Thomas London*                                     firm achieved a 3.42 overall score on a scale of
                                                      1 to 4 in the 1997 survey. A total of 111 firms
Assistant Treasurers                                  responded, offering input on the quality of
Mark E. Bradley*                                      service they received from 29 mutual fund
Ellen Moynihan*                                       companies nationwide. The survey contained
James O. Yost*                                        questions about service quality in 11
                                                      categories, including "knowledge of operations
Secretary                                             contact," "keeping you informed," and "ease of
Stephen E. Cavan*                                     doing business" with the firm.

Assistant Secretary
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

MFS(R) INTERNATIONAL GROWTH AND INCOME FUND                    -----------------
                                                                    Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
[Logo] M F S(SM)                                                      MFS
INVESTMENT MANAGEMENT                                          -----------------
We invented the mutual fund(SM)



500 Boylston Street
Boston, MA 02116-3741



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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741


                                           MGI-2 7/98 14M 86/286/386/886